Exhibit 10.1

Fourth Amendment Agreement

Exhibit 10.1

FOURTH AMENDMENT AGREEMENT

THIS FOURTH AMENDMENT AGREEMENT (this “Amendment”), dated as of September 6, 2007, is among RENAISSANCERE HOLDINGS LTD. (the “Borrower”), the Lenders listed on the signature pages hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as LC Issuer and BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders.

WITNESSETH:

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit Agreement dated as of August 6, 2004 (as amended and supplemented to date, the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Section 1 of the Credit Agreement is amended by adding the following definitions in the proper alphabetical order:

“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Commitments.

“Non-Insurance Sub L/C Sublimit” means $50,000,000. The Non-Insurance Sub L/C Sublimit is part of, and not in addition to, the Letter of Credit Sublimit and the Commitments.

(b) Section 2.1(b) of the Credit Agreement is amended in its entirety to read as follows:

“(b) the LC Issuer agrees to issue letters of credit in accordance with Article III (the “Letters of Credit”), from time to time on any Business Day during the period from the Amendment Effective Date to the Commitment Termination Date and, as more fully set forth in Section 3.2, each Lender agrees to purchase a Risk Participation in such Letter of Credit, provided that (x) the aggregate LC Obligations shall not at any time exceed the lesser of (i) the Letter of Credit Sublimit or (ii) an amount equal to (A) the aggregate amount of the Commitments minus (B) the aggregate amount of all outstanding

Loans and (y) Letters of Credit issued for the account of Subsidiaries which are not Insurance Subsidiaries shall not exceed the Non-Insurance Sub L/C Sublimit.”

(c) Section 3.1 of the Credit Agreement is amended in its entirety to read as follows:

“The Borrower shall give notice to the LC Issuer and the Administrative Agent of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Borrower and in all respects satisfactory to the LC Issuer, together with such other documentation as the LC Issuer may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, (a) the name of the account party which, subject to Section 5.8, shall be (i) the Borrower, (ii) an Insurance Subsidiary designated by the Borrower, or, subject to the Non-Insurance Sub L/C Sublimit, a Subsidiary which is not an Insurance Subsidiary, (b) the purpose for which such Letter of Credit will be issued, (c) the date on which the proposed Letter of Credit is to be issued, (d) the amount of the Letter of Credit, (e) the expiration date of such Letter of Credit (which shall not be later than five Business Days prior to the Commitment Termination Date) and (f) whether such Letter of Credit is to be transferable in whole or in part. Subject to Section 2.1 and the satisfaction of the conditions precedent set forth in Article IX, the LC Issuer shall issue such Letter of Credit on the requested issuance date. The Borrower shall only be entitled to request Letters of Credit denominated in Dollars and issued solely for the purposes described in Section 5.8. In the event the Borrower requests that a Letter of Credit be issued for the account of one of its Subsidiaries as permitted hereunder, the Borrower shall be liable for all Obligations under such Letter of Credit as if it had been issued for the account of the Borrower itself.”

(d) The second sentence of Section 5.8 of the Credit Agreement is amended in its entirety to read as follows:

“Letters of Credit issued hereunder will be used solely to (a) secure the obligations of the Borrower’s Insurance Subsidiaries, (b) subject to the Non Insurance Sub L/C Sublimit, to secure the obligations of a Subsidiary of the Borrower other than an Insurance Subsidiary, or (c) upon receipt of an opinion of Bermuda counsel satisfactory to the Administrative Agent in its sole discretion, to secure the obligations of the Borrower in providing synthetic cover of catastrophe risks through one or more Catastrophe Bonds (other than Catastrophe Bonds described in clause (b) of the definition thereof).”

(e) Schedules 5.1, 5.2, 5.3, 5.4, 5.11, 5.13, 5.14, 5.15 and 7.7 to the Credit Agreement are deleted and Schedules 5.1, 5.2, 5.3, 5.4, 5.11, 5.13, 5.14, 5.15 and 7.7 attached hereto are substituted therefor.

Section 3. Representation and Warranties. In order to induce the Lenders, the LC Issuer and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, the LC Issuer and to the Administrative Agent that after giving effect to the amendments in Section 2 hereof:

(a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

(b) the representations and warranties of the Borrower contained in Article 5 (other than Section 5.4) of the Credit Agreement, as updated by the revised Schedules to the Credit Agreement attached hereto and replacing the existing schedules in their entirety, are true and correct in all material respects as of the date hereof, with the same effect as though made on and as of such date (except where such representation or warranty speaks as of a specified date).

Section 4. Conditions to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of New York. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

Section 8. Loan Document. This Amendment is a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

RENAISSANCERE HOLDINGS LTD.
By:	/s/ Fred R. Donner
Title:	Executive Vice President and CFO

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent and Lender
By:	/s/ Debra Basler
Title:	Senior Vice President

THE BANK OF N.T. BUTTERFIELD & SON LIMITED.
By:	/s/ Illegible
Title:	Vice President

THE BANK OF NEW YORK
By:	/s/ Michael Pensari
Title:	Vice President

BARCLAYS BANK PLC
By:
Title:

CITIBANK, N.A.
By:	/s/ Illegible
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as LC Issuer and Lender
By:	/s/ Michael Campites
Title:	Vice President

By:	/s/ Richard Herder
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION
By:
Title:

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Mary K. Young
Title:	Senior Vice President

MELLON BANK, N.A.
By:	/s/ Michael Pensari
Title:	Authorized Officer

UBS LOAN FINANCE LLC
By:	/s/ Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Orsa
Title:	Associate Director

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Ronald J. Fry
Title:	Vice President